UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2009

BERKSHIRE HILLS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51584	04-3510455
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 24, 2009, Berkshire Hills Bancorp, Inc. (the “Company”) entered into a Warrant Repurchase Agreement (the “Repurchase Agreement”) with the United States Department of the Treasury (“Treasury”) and repurchased for $1,040,000 million the warrant to purchase 226,330 shares of Company common stock issued and sold to the Treasury in connection with the Company’s issuance and sale of 40,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock (the “Preferred Stock”). On May 27, 2009, the Company redeemed the Preferred Stock. The Repurchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K (“Report”) and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

On June 25, 2009, the Company and CNB Financial Corp. (“CNB Financial”), entered into a Merger Termination Agreement (the “Termination Agreement”) pursuant to which the Company and CNB Financial mutually terminated the Agreement and Plan of Merger (the “Merger Agreement”) that the parties previously executed on April 29, 2009. Under the terms of the Termination Agreement, the Company was paid a termination fee of $970,000.

Copies of the Merger Agreement and the Termination Agreement, are included as Exhibits 2.1 and 2.2, respectively, to this Report and are incorporated herein by reference. The material terms and conditions of the Merger Agreement were previously disclosed in the Company’s Current Report on Form 8-K filed on April 29, 2009. A copy of the Company’s press release announcing that the Company has entered into the Termination Agreement is attached as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of April 29, 2009 by and between Berkshire Hills Bancorp, Inc. and CNB Financial Corp. (incorporated by reference to Exhibit 2.1 to Berkshire Hills Bancorp, Inc.’s Current Report on Form 8-K filed with the SEC on April 29, 2009).

2.2	Merger Termination Agreement dated as of June 25, 2009 by and between Berkshire Hills Bancorp, Inc. and CNB Financial Corp.

10.2	Repurchase Agreement, dated June 24, 2009, between the United States Department of the Treasury and Berkshire Hills Bancorp, Inc.

99.1	Press Release dated June 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: June 29, 2009

By: /s/Kevin P. Riley
Kevin P. Riley
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of April 29, 2009 by and between Berkshire Hills Bancorp, Inc. and CNB Financial Corp. (incorporated by reference to Exhibit 2.1 to Berkshire Hills Bancorp, Inc.’s Current Report on Form 8-K filed with the SEC on April 29, 2009).

2.2	Merger Termination Agreement dated as of June 25, 2009 by and between Berkshire Hills Bancorp, Inc. and CNB Financial Corp.

10.2	Repurchase Agreement, dated June 24, 2009, between the United States Department of the Treasury and Berkshire Hills Bancorp, Inc.

99.1	Press Release dated June 25, 2009.